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                                 Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382 and Registration Statement File No. 333-67421.


                                             /s/ Arthur Andersen LLP


Washington, D.C.
April 30, 1999